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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT OF SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 29, 1999
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                Date of Report (Date of earliest event reported)

                          ACCESS ANYTIME BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                            0-28894                      85-0444597
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(State or other jurisdiction     (Commission                   (IRS Employer
           of incorporation)      File Number)               Identification No)

                                 801 Pile Street
                            Clovis, New Mexico 88101
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                    (Address of principal Executive offices)

                                 (505) 762-4417
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     Access Anytime BanCorp, Inc. (the "Company) is a Delaware corporation, which was organized in 1996 for the purpose of becoming the thrift holding company of First Savings Bank, F.S.B. renamed FIRSTBANK (the "Bank"). The Company owns all of the outstanding stock of the Bank, which is the Company's principal asset.

     The Bank is a member of the Federal Home Loan Bank system, and the Company and the Bank are subject to comprehensive regulation, examination, and supervision of the Office of Thrift Supervision and the Federal Deposit Insurance Corporation. The Bank is the second largest financial institution headquartered in Clovis, New Mexico, with approximately $127 million in assets as of March 31, 1999. The Bank conducts full service banking operations through three offices located in Clovis and Portales, New Mexico and through a loan production office in Rio Rancho, New Mexico, near Albuquerque. (See Item 1 -"Description of Business" in Part I of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998).

     The Bank announced on June 21, 1999, that it had reached a definitive agreement, on June 18, 1999, to acquire the assets and deposits of one branch of the Bank of Albuquerque, N.A., in Clovis, New Mexico and of one branch in Gallup, New Mexico. The Bank of Albuquerque is a subsidiary of Tulsa, Oklahoma-based BOK Financial Corp. The branches had earlier been acquired by the Bank of Albuquerque from the Bank of America. The new branches will both operate under the name of FIRSTBANK.

     Closing of the acquisition is subject to necessary regulatory approvals and other conditions, and the parties anticipate completion in about 90 days. Under the terms of the agreement, the Bank will purchase the assets and assume the deposit liabilities of the two branches. The purchase price includes a purchase premium. Deposits of the two branches total about $26 million. The transaction is structured as a cash transaction, and the Bank does not anticipate any need to raise additional capital to consummate the transaction.

     When used in this report, words such as "anticipates" and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE THE RESULTS OF ANY REVISIONS TO THESE FORWARD-LOOKING STATEMENTS WHICH MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.


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SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                     ACCESS ANYTIME BANCORP, INC.

DATE:   JUNE 29, 1999

                                     BY:  /s/ Ken Huey, Jr.
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                                          KEN HUEY, JR. - PRESIDENT
                                          CHIEF FINANCIAL OFFICER AND DIRECTOR